Putnam
Master
Intermediate
Income Trust

ANNUAL REPORT
September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar, Inc., an independent rating agency, once more awarded the fund its 4-star rating for overall performance (based on the 3- and 5-year average annual return) as of September 30, 1996. This rating puts the fund's class A shares among 22.5% of the 96 closed-end fixed-income funds rated.*

* "Putnam Master Intermediate Income Trust's appeal extends beyond its solid risk scores. The fund's managers often make well-timed adjustments within each sector, and indeed, their recent changes have been on target."
                       -- Morningstar Closed-End Funds, September 6,1996

CONTENTS

4     Report from Putnam Management
9     Fund performance summary
12    Portfolio holdings
25    Financial statements

Footnote reads:

 * Morningstar rates a fund relative to other funds with similar investment objectives based on the fund's 3-, 5-, and 10-year performance, adjusted for risk factors and sales charges. Ratings are updated monthly; 10% of funds receive 5 stars and 22.5% receive 4 stars. For the 3- and 5-year periods ended 9/30/96, there were 96 and 63 funds in the fixed-income category; the fund received 4 stars for each respective period.


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]


(copyright) Karsh, Ottawa


Dear Shareholder:

A portfolio invested in U.S. high-yield, U.S. government, and international fixed-income securities once again provided shareholders of Putnam Master Intermediate Income Trust with positive results during the fiscal year ended September 30, 1996. Vibrant performance by high-yield and international bonds offset the more restrained results posted by U.S. government securities during the period, demonstrating the value of diversification across a wide spectrum of the world's bond markets.

The U.S. high-yield bond market was the beneficiary of continued economic strength, and the growth-oriented companies represented in the fund's high-yield sector were among the best performing. The international bond sector's focus on core European and emerging markets also proved advantageous. Even within the less vibrant U.S. government sector, a shift in emphasis to mortgage-backed securities away from Treasuries was worthwhile.

Your fund's management team comments in depth about fiscal 1996 performance and prospects for fiscal 1997 in the following report.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996

Report from the Fund Managers
Jennifer E. Leichter, lead manager
Neil J. Powers
D. William Kohli
Mark J. Siegel

Thanks once again to its broadly diversified trisector investment strategy, Putnam Master Intermediate Income Trust ended fiscal 1996 with solid returns: 11.09% at net asset value and 10.34% at market price. Through much of the fiscal year ended September 30, 1996, U.S. economic growth remained strong, while corporate earnings slipped and then rebounded. Because the economy continued to grow at a faster-than-expected pace, investors' fears of inflation lingered, producing an unfriendly environment for U.S. Treasury securities.

Throughout this turbulence, your fund delivered exactly what it is designed to deliver. Its diversified investment strategy successfully capitalized on thriving sectors of the bond market. Vibrant performance by the fund's U.S. high-yield bond sector was the big story throughout this fiscal year. In addition, the contribution of international bonds was essential to the fund's resilience. Please see pages 9 and 10 for complete performance information.

* HIGH-YIELD HOLDINGS DRIVE PERFORMANCE RESULTS

The high-yield sector has performed extremely well during the past several years, continuing to do so in fiscal 1996. Corporate profitability remained robust despite some slowing in overall U.S. economic growth and uncertainties concerning inflation throughout the period. Several industries in which the fund has substantial positions, including telecommunications, media, recreation, and retailers, delivered attractive results.

During the period, we continued to reduce the fund's allocation to core cyclical issues, a shift we first began implementing in mid-1995 as the U.S. economy showed signs of diminishing growth. Cyclical companies, such as those in the chemical, paper, and automotive industries, are so called because their performance typically rises and falls along with the pace of the economy. At the same time, we added to the fund's holdings of more growth-oriented companies in the telecommunications sector -- the industry with the largest representation in the portfolio -- and in other media such as television and radio.

In February of this year, Congress passed legislation to deregulate the telecommunications and broadcasting industries. This new telecommunications deregulation reform law eased business restrictions on radio stations, cable television, and long-distance telephone service. It will ultimately allow a single company to offer services in more than one area (for example, a telephone company may also provide cable television service) or to own more than one provider of a particular service in a certain region (a company may own several radio stations in one city).

[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR*]

HIGH-YIELD BONDS                  MARKET VALUE     PERCENTAGE

Bancomext Trust
Bank guaranteed 11 1/4s, 2006      $3,666,250            1.1%

Midland Funding Corp.              $2,100,989            0.6%
Deb. Ser. A, 11 3/4s, 2005

Columbia/HCA Healthcare Corp       $2,084,320            6.0%
Med. term notes, 8.05s, 2006

INTERNATIONAL FIXED-INCOME SECURITIES

Italy (Government of)              $8,671,224            2.6%
Bonds 9 1/2s, 2001

Canada (Government of)             $6,092,976            1.8%
Deb. 8 3/4s, 2005

Spain (Government of)              $6,031,834            1.8%
Deb. 10.1s, 2001

U.S. GOVERNMENT OBLIGATIONS

GNMA                              $19,503,550             5.9%
7 1/2s, with various due dates from
12/15/23 to 4/15/26

FNMA                              $16,032,426             4.8%
7 1/2s, with various due dates from
1/1/26 to 7/1/26

FNMA TBA                          $13,174,275             3.9%
8s, 10/16/26

Footnote reads:
*Based on net assets as of 9/30/96. Portfolio holdings will vary over time.

Among the fund's holdings, Intel Com Group and Intermedia Communications of Florida, along with several domestic and foreign cellular communications companies, were among the strongest performers during the period. Several of these companies issue high-yield securities to help finance the construction of the fiber-optic network required to attract corporate customers and to compete with larger telephone service providers. While these securities and others mentioned in this report were viewed favorably as of September 30, 1996, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Elsewhere in the high-yield sector, recreation holdings in general enjoyed robust performance. Two portfolio stars were Lady Luck Gaming and Mohegan Tribal Gaming. Also, as the economy picked up steam and valuations became too compelling to ignore, we selectively increased the fund's retail exposure. Retailers in niche businesses fared well, such as Loehmanns' Holdings, a discount clothing retailer whose stock has risen dramatically in price since the start of the period.

* EMPHASIS ON PERIPHERAL EUROPE STRENGTHENS INTERNATIONAL PERFORMANCE

As with the high-yield sector, the fund's investments in international bonds contributed significantly to its performance during fiscal 1996. While international bond markets generally delivered positive returns, we believe our emphasis on country selection and currency management, rather than on duration management, is what allowed the fund to derive superior returns from its international holdings.

In this portion of the fund, we focused on bonds in higher-yielding European markets, particularly those of Italy and Spain, rather than the core markets. Since then, these and most other European countries have focused their efforts on reining in fiscal budgets in order to gain acceptance into the European Monetary Union (EMU), which intends to create a single currency to be used among member nations. As a result of these efforts, Italy, Spain, Sweden, and Finland have driven down both inflation and bond yields. As yields declined, the fund's holdings in these markets benefited from price appreciation.

We increased the fund's holdings in emerging markets securities, which enjoyed robust gains through much of the period. Bond markets in Russia and Poland benefited from upgraded credit ratings in recent months, and our investments in these markets added to the fund's total return. Similarly the fund's investments in Mexico and Argentina boosted performance.

Our currency strategy involved hedging the fund's exposure to various foreign currencies. This helped protect the portfolio's value as several European currencies declined in value against the dollar. We underweighted the yen and deutschemark and capitalized on currency movements as European nations struggled to be eligible for inclusion in the EMU.

* MORTGAGE-BACKED SECURITIES REPLACE AND OUTPERFORM TREASURIES

When 1995's bond market rally showed signs of dissipating earlier this year, we gradually sold the bulk of the fund's U.S. Treasury security holdings and purchased mortgage-backed securities. At the time we began this shift, yields on mortgage-backed securities were significantly above those of comparable Treasuries. Because prices and yields move in opposite directions, prices on mortgage-backed securities were relatively low, and we were able to capitalize on some attractive deals.

As the year progressed, yields on Treasuries rose, and the yield spread between these securities and mortgage-backed securities is now much closer to the historical average of roughly one percentage point. At the same time, the value of the fund's mortgage-related holdings has appreciated as demand for such securities has improved. We will look for opportunities to harvest this appreciation as market conditions continue to evolve.

* CONTINUED MODERATE ECONOMIC GROWTH AHEAD

Our outlook for the coming months reflects what we have seen during much of this year: moderate economic growth, low inflation, and interest rates that move within a limited range.



For this reason, we anticipate that the sectors and securities that have served the fund well in recent months will continue to do so into the beginning of calendar 1997. In the event that economic growth slows, we have positioned the fund to capitalize on the decline in interest rates that will likely occur.

We currently plan to increase somewhat the fund's considerable weighting in high-yield securities to take advantage of the atmosphere of improved corporate earnings and to protect the fund's value while interest rates remain stable.

Footnote reads:

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability and political developments. The lower ratings of high-yield debt securities reflect a greater possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities. Although the U.S. government guarantees the timely payment of principal and interest on the U.S. government and agency obligations, the value of the fund shares is not guaranteed and will fluctuate.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Master Intermediate Income Trust is designed for investors seeking high current income and relative stability of net asset value through U.S. government, high-yield, and international fixed-income securities with limited maturities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                                          NAV              Market price
------------------------------------------------------------------------
1 year                                   11.09%               10.34%
------------------------------------------------------------------------
5 years                                  64.07                51.02
Annual average                           10.41                 8.59
------------------------------------------------------------------------
Life of fund (since 4/29/88)            115.49                75.18
Annual average                            9.55                 6.88
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/96

                    Lehman Bros   Salomon Bros.
                      Govt.        Non-U.S.   First Boston    Consumer
                   Intermediate    World Govt. High Yield      Price
                   Bond Index      Bond Index    Index         Index
------------------------------------------------------------------------
1 year                5.10%           4.03%      10.77%         3.00%
------------------------------------------------------------------------
5 years              38.62           72.06       82.11         15.02
Annual average        6.75           11.46       12.73          2.84
------------------------------------------------------------------------
Life of fund         92.52          104.70      150.47         34.76
Annual average        8.09            8.88       11.52          3.61
------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION

12 months ended 9/30/96
------------------------------------------------------------------------
Distributions (number)                       12
------------------------------------------------------------------------
Income                                   $0.616
------------------------------------------------------------------------
Return of capital2                        0.008
------------------------------------------------------------------------
Total                                    $0.624
-----------------------------------------------------------------------
Share value                          NAV         Market price
------------------------------------------------------------------------
9/30/95                            $8.38          $7.375
------------------------------------------------------------------------
9/30/96                             8.58           7.500
------------------------------------------------------------------------
Current return
(common shares):                     NAV         Market price
------------------------------------------------------------------------
End of period
Current dividend rate1              7.18%           8.21%
------------------------------------------------------------------------
 1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

 2 See page 34.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Government Intermediate Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between 1 and 9.99 years.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
September 30, 1996


To the Trustees and Shareholders of
Putnam Master Intermediate Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust, including the portfolio of investments owned, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                           Coopers & Lybrand L.L.P.

Boston, Massachusetts

November 14, 1996



Portfolio of investments owned
September 30, 1996


CORPORATE BONDS AND NOTES  (34.2%) *
PRINCIPAL AMOUNT                                                                                                        VALUE

Advertising  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
          $50,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                                 $ 52,250
          750,000  Universal Outdoor, Inc. sr. notes stepped-coupon zero % (14s, 7/1/99), 2004 ++                     652,500
          800,000  Universal Outdoor, Inc. sub. deb. 11s, 2003                                                        896,000
                                                                                                                 ------------
                                                                                                                    1,600,750

Aerospace and Defense  (0.4%)
-----------------------------------------------------------------------------------------------------------------------------
          250,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                                             270,625
          385,000  Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006                                               395,588
          300,000  Howmet Corp. sr. sub. notes 10s, 2003                                                              322,500
           95,000  K & F Industries, Inc. 144A sr. sub. notes 10 3/8s, 2004                                            98,325
          100,000  Moog Inc. sr. sub. notes Ser. B, 10s, 2006                                                         100,500
          135,000  Unc, Inc. 144A sr. sub. notes 11s, 2006                                                            141,750
                                                                                                                 ------------
                                                                                                                    1,329,288

Agriculture  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
        1,380,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon Ser. B, zero % (11 1/2s,
                   9/1/00), 2005 ++                                                                                   841,800
          787,739  Premium Standard Farms Inc. sr. Secd. notes 11s 2003 (2 double daggers)                            768,046
                                                                                                                 ------------
                                                                                                                    1,609,846

Automotive Parts  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
          300,000  A.P.S. Inc. company guaranty 11 7/8s, 2006                                                         319,500
          200,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                              218,000
          950,000  Key Plastics Corp. sr. notes 14s, 1999                                                             978,500
          100,000  Speedy Muffler King, Inc. company guaranty 10 7/8s, 2006 (Canada)                                  102,625
                                                                                                                 ------------
                                                                                                                    1,618,625

Banks  (1.7%)
-----------------------------------------------------------------------------------------------------------------------------
        3,500,000  Bancomext Trust (bank guaranteed) 11 1/4s, 2006 (Mexico)                                         3,666,250
          200,000  Berkeley Federal Bank & Trust sub. deb. 12s, 2005                                                  217,000
        1,540,000  First Nationwide Hldgs. 144A sr. sub. notes 10 5/8s, 2003                                        1,609,300
                                                                                                                 ------------
                                                                                                                    5,492,550

Broadcasting  (1.7%)
-----------------------------------------------------------------------------------------------------------------------------
          250,000  Affinity Group sr. sub. notes 11 1/2s, 2003                                                        257,500
          100,000  Chancellor Broadcasting Co. sr. sub. notes 9 3/8s, 2004                                             99,000
        1,150,000  Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s, (13 1/4s,
                   5/1/98), 2003 ++                                                                                 1,193,125
          100,000  Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                              96,000
          250,000  New City Broadcasting Corp. sr. sub. notes 11 3/8s, 2003                                           276,250
        1,000,000  Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002                                    1,045,000
          929,000  Petracom Holdings, Inc. notes stepped-coupon zero % (17 1/2s, 8/1/98), 2003 ++                     790,810
          875,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                                        910,000
        1,248,000  Telemedia Broadcasting Corp. 144A deb. stepped-coupon 3.8s, (16s, 6/15/99),
                   2004 ++                                                                                          1,132,560
                                                                                                                 ------------
                                                                                                                    5,800,245

Building Products  (0.7%)
-----------------------------------------------------------------------------------------------------------------------------
          400,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                                       436,000
        1,000,000  Schuller International Corp. sr. notes 10 7/8s, 2004                                             1,092,500
          500,000  Southdown Inc. sr. sub. notes Ser. B, 10s, 2006                                                    505,000
          248,000  Waxman Industries Inc. sr. notes stepped-coupon Ser. B, zero % (12 3/4s,
                   6/1/99), 2004 ++                                                                                   176,080
                                                                                                                 ------------
                                                                                                                    2,209,580

Building and Construction  (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
          250,000  Miles Homes Services sr. notes 12s, 2001                                                           200,000
        1,000,000  NVR, Inc. sr. notes 11s, 2003                                                                    1,035,000
          500,000  Presley Cos. sr. notes 12 1/2s, 2001                                                               486,250
          800,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                                                  802,000
                                                                                                                 ------------
                                                                                                                    2,523,250

Buses  (0.3%)
-----------------------------------------------------------------------------------------------------------------------------
          220,000  Blue Bird Body Co. sub. deb. Ser. B, 11 3/4s, 2002                                                 227,700
          855,000  MCII Holding (USA), Inc. bonds stepped-coupn zero % (12s, 11/15/1998), 2002 ++                     692,550

                                                                                                                 ------------
                                                                                                                      920,250

Business Services  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          500,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                                        500,000
           80,000  Iron Mountain Inc. sr. sub. notes 10 1/8s, 2006                                                     81,500
           75,000  Muzak Inc. sr. notes 10s, 2003                                                                      75,469
          185,000  Pierce Leahy Corp. 144A sr. sub. notes 11 1/8s, 2006                                               197,488
                                                                                                                 ------------
                                                                                                                      854,457

Cable Television  (3.0%)
-----------------------------------------------------------------------------------------------------------------------------
        1,805,955  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 (2 double daggers)                          1,625,360
          500,000  American Telecasting, Inc. sr. disc. notes stepped-coupon zero % (14 1/2s,
                   8/15/00), 2005 ++                                                                                  330,000
        1,000,000  CF Cable TV, Inc. sr. notes 11 5/8s, 2005 (Canada)                                               1,130,000
          600,000  Charter Communications International disc. notes stepped-coupon Ser. B, zero %
                   (14s, 3/15/01), 2007 ++                                                                            363,000
          500,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero %
                   (11 3/4s, 12/15/00), 2005 ++                                                                       322,500
        1,329,968  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 (2 double daggers)                          1,230,220
          500,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                                468,750
        2,190,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B, zero %
                   (11 1/2s, 2/01/01), 2006 ++                                                                      1,314,000
          750,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon zero %
                   (13 1/2s, 8/1/99), 2004 ++                                                                         585,000
        1,740,000  Telewest Communications PLC deb. stepped-coupon zero % (11s, 10/1/00),
                   2007 (United Kingdom) ++                                                                         1,104,900
        1,260,000  UIH Australia sr. disc. notes stepped-coupon Ser. B, zero % (14s, 5/15/01),
                   2006 ++                                                                                            674,100
          800,000  Wireless One, Inc. sr. notes 13s, 2003                                                             828,000
                                                                                                                 ------------
                                                                                                                    9,975,830

Cellular Communications  (1.9%)
-----------------------------------------------------------------------------------------------------------------------------
          285,000  Call-Net Enterprises sr. disc. notes stepped-coupon zero % (13 1/4s,
                   12/1/99), 2004 ++                                                                                  221,587
          250,000  Cencall Communications Corp. sr. disc. notes stepped-coupon zero %
                   (10 1/8s, 1/15/99), 2004 ++                                                                        165,000
        1,500,000  Comunicacion Celular bonds stepped-coupon zero % (13 1/8s, 11/15/00),
                   2003 (Colombia) ++                                                                                 922,500
          750,000  Dial Call Communications, Inc. sr. disc. notes stepped-coupon zero %
                   (12 1/4s, 4/15/99), 2004 ++                                                                        517,500
          750,000  Intercel, Inc. sr. disc. notes stepped-coupon zero % (12s, 5/1/01), 2006 ++                        412,500
          775,000  Milicom International Cellular 144A sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 6/01/00), 2006 (Luxembourg) ++                                                           442,719
        1,000,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon zero %
                   (9 3/4s, 2/15/99), 2004 ++                                                                         645,000
        1,500,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon zero %
                   (11 1/2s, 9/1/98), 2003 ++                                                                       1,110,000
          375,000  Orbcomm Global Capital Corp. 144A sr. notes 14s, 2004                                              384,375
        1,700,000  Pricellular Wireless sr. disc. notes stepped-coupon Ser. B, zero %
                   (14s, 11/15/97), 2001 ++                                                                         1,606,500
                                                                                                                 ------------
                                                                                                                    6,427,681

Chemicals  (0.9%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                                       975,000
          750,000  Arcadian Partner sr. notes 10 3/4s, 2005                                                           825,000
          500,000  G-I Holdings sr. notes Ser. B, 10s, 2006                                                           500,000
          500,000  Harris Chemical Corp. sr. secd. disc. notes 10 1/4s, 2001                                          510,000
          100,000  Texas Petrochemical 144A sr. sub. notes 11 1/8s, 2006                                              105,500
                                                                                                                 ------------
                                                                                                                    2,915,500

Computer Equipment  (0.3%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                                1,047,500

Conglomerates  (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
          985,000  Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                                                        994,850
          750,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                                       750,000
          966,000  Talley Industries, Inc. sr. disc. deb. stepped-coupon zero % (12 1/4s,
                   10/15/98), 2005 ++                                                                                 828,828
                                                                                                                 ------------
                                                                                                                    2,573,678

Consumer Durable Goods  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          500,000  Remington Products Co. LLC 144A sr. sub. notes 11s, 2006                                           505,000

Consumer Services  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
        1,582,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                                   1,692,740
          100,000  E&S Holdings Corp. 144A sr. sub. notes 10 3/8s, 2006                                               101,750
                                                                                                                 ------------
                                                                                                                    1,794,490

Containers  (0.7%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Ivex Holdings Corp. sr. disc. deb. stepped-coupon zero % (13 1/4s, 3/15/00),
                   2005 ++                                                                                            632,500
        1,500,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                                1,582,500
           75,000  Printpack, Inc. 144A sr. notes 10 5/8s, 2006                                                        77,250
          145,000  Printpack, Inc. 144A sr. notes 9 7/8s, 2004                                                        148,263
                                                                                                                 ------------
                                                                                                                    2,440,513

Electric Utilities  (1.0%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                                1,012,070
           85,000  Hidroelectric Pierda Aguila 144A bonds 10 5/8s, 2001 (Argentina)                                    85,425
        1,950,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                                 2,100,989
                                                                                                                 ------------
                                                                                                                    3,198,484

Electronics  (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
        1,300,000  Amphenol Corp. sr. sub. notes 12 3/4s, 2002                                                      1,433,250
        2,100,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero %
                   (11 1/2s, 8/15/00), 2003 (Canada) ++                                                             1,275,750
                                                                                                                 ------------
                                                                                                                    2,709,000

Entertainment  (0.7%)
-----------------------------------------------------------------------------------------------------------------------------
          650,000  Guitar Center Management 144A sr. notes 11s, 2006                                                  680,875
        1,000,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                                  1,070,000
          550,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                             638,000
                                                                                                                 ------------
                                                                                                                    2,388,875

Finance  (--%)
-----------------------------------------------------------------------------------------------------------------------------
          120,000  Owen Financial Corp. notes 11 7/8s, 2003                                                           125,700

Financial Services  (0.4%)
-----------------------------------------------------------------------------------------------------------------------------
          265,000  Contifinacial Corp. sr. notes 8 3/8s, 2003                                                         264,338
          500,000  First Federal Financial Corp. notes 11 3/4s, 2004                                                  510,000
          460,000  Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                                                  492,200
                                                                                                                 ------------
                                                                                                                    1,266,538

Food  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
          619,000  Del Monte Corp. notes 12 1/4s, 2002 (2 double daggers)                                             619,000
        1,000,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                                         1,080,000
                                                                                                                 ------------
                                                                                                                    1,699,000

Food Chains  (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
        1,250,000  Southland Corp. deb. 4s, 2004                                                                      853,750
        1,750,000  Stater Brothers sr. notes 11s, 2001                                                              1,855,000
                                                                                                                 ------------
                                                                                                                    2,708,750

Gaming Equipment (0.1%)
-----------------------------------------------------------------------------------------------------------------------------
          180,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                                      186,300

Hospital Management  (0.7%)
-----------------------------------------------------------------------------------------------------------------------------
        2,000,000  Columbia/HCA Healthcare Corp. med. term notes 8.05s, 2006                                        2,084,320
          345,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                                     357,075
                                                                                                                 ------------
                                                                                                                    2,441,395

Insurance  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          500,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                                           505,000

Lodging  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
          750,000  HMH Properties, Inc. sr. notes Ser. B, 9 1/2s, 2005                                                750,000
        1,000,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                                               1,005,000
                                                                                                                 ------------
                                                                                                                    1,755,000

Media  (--%)
-----------------------------------------------------------------------------------------------------------------------------
           60,000  Gray Communications System Inc. sr. sub. notes 10 5/8s, 2006                                        61,650

Medical Supplies and Devices  (0.6%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                                          1,082,500
          450,000  Ivac Corp. sr. notes 9 1/4s, 2002                                                                  455,625
          350,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B, 10 3/4s, 2000                              349,125
                                                                                                                 ------------
                                                                                                                    1,887,250

Metals and Mining  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          190,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                                                         198,075
          235,000  Royal Oak Mines, Inc. 144A sr. sub. notes 11s, 2006 (Canada)                                       240,581
          250,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                          251,250
                                                                                                                 ------------
                                                                                                                      689,906

Motion Picture Distribution  (0.6%)
-----------------------------------------------------------------------------------------------------------------------------
        1,100,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                                              1,204,500
          505,900  Cinemark Mexico notes Ser. B, 13s, 2003 (Mexico)(2 double daggers)                                 480,605
           34,100  Cinemark Mexico notes Ser. D, 13s, 2003 (Mexico)(2 double daggers)                                  32,395
          400,000  Cinemark USA, Inc. 144A sr. sub. notes 9 5/8s, 2008                                                400,000
                                                                                                                 ------------
                                                                                                                    2,117,500

Oil & Gas  (1.4%)
-----------------------------------------------------------------------------------------------------------------------------
          500,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                                                    528,750
          225,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                                     222,188
          140,000  Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                                         145,600
          115,000  Flores & Rucks Corp. sr. sub. notes 9 3/4s, 2006                                                   116,438
          600,000  Flores & Rucks, Inc. sr. notes 13 1/2s, 2004                                                       705,000
          750,000  Maxus Energy Corp. global notes 9 7/8s, 2002                                                       761,250
          250,000  Maxus Energy Corp. notes 9 1/2s, 2003                                                              247,500
          350,000  Plains Resources, Inc. sr. sub. notes Ser. B, 10 1/4s, 2006                                        364,000
          500,000  Transamerican Refining Corp. stepped-coupon 1st mtge. Ser. 1, zero %
                   (18.5s, 2/15/98), 2002 ++                                                                          372,500
        1,250,000  Transtexas Gas Corp. sr. secd. notes 11 1/2s, 2002                                               1,328,125
                                                                                                                 ------------
                                                                                                                    4,791,351

Paging  (0.7%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                                          1,040,000
        1,000,000  Mobilemedia Corp. sr. sub. notes 9 3/8s, 2007                                                      800,000
          500,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                                          455,000
                                                                                                                 ------------
                                                                                                                    2,295,000

Paper and Forest Products  (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
          400,000  Domtar, Inc. notes 8 3/4s, 2006 (Canada)                                                           408,000
          330,000  Florida Coast Paper LLC 144A 1st. mtge. 12 3/4s, 2003                                              355,575
          400,000  Four M Corp. 144A sr. notes 12s, 2006                                                              424,000
          750,000  Gaylord Container Corp. sr. sub. disc. deb. 12 3/4s, 2005                                          823,125
          500,000  Riverwood International company guaranty 10 7/8s, 2008                                             492,500
                                                                                                                 ------------
                                                                                                                    2,503,200

Pharmaceuticals  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          600,000  Twin Laboratories, Inc. 144A sr. sub. notes 10 1/4s, 2006                                          603,000

Publishing  (0.4%)
-----------------------------------------------------------------------------------------------------------------------------
          850,000  Marvel Holdings, Inc. sr. notes Ser. B, zero %, 1998                                               673,625
        1,000,000  Marvel Parent Holdings, Inc. sr. secd. disc. notes zero %, 1998                                    785,000
                                                                                                                 ------------
                                                                                                                    1,458,625

Recreation  (2.8%)
-----------------------------------------------------------------------------------------------------------------------------
          585,000  Argosy Gaming Co. 144A 1st. mtge. 13 1/4s, 2004                                                    582,075
          715,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                                                 461,175
          260,000  Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000 (In default) +                               162,500
          210,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                                       219,713
          215,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                                                        218,225
          400,000  Coast Hotels & Casino company guaranty Ser. B, 13s, 2002                                           433,000
          105,000  Cobblestone Golf Group 144A sr. notes 11 1/2s, 2003                                                108,150
          350,000  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003 (2 double daggers)                         336,000
          400,000  Elsinore Corp. 1st mtge. 20s, 2000 (In default) +                                                  380,000
          500,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                                        491,875
        1,000,000  Grate Bay Property Funding Corp. 1st mtge. 10 7/8s, 2004                                           870,000
          150,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                                                156,750
          900,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                                     891,000
        1,200,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                                         1,176,000
          444,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                                             359,640
          750,000  Mohegan Tribal Gaming Auth. sr. notes, Ser. B, 13 1/2s, 2002                                       937,500
        1,100,000  Trump A.C. 1st. mtge. 11 1/4s, 2006                                                              1,083,500
          594,000  Trump Castle Funding notes 11 1/2s, 2000                                                           601,425
                                                                                                                 ------------
                                                                                                                    9,468,528

Restaurants  (0.3%)
-----------------------------------------------------------------------------------------------------------------------------
          750,000  FRD Acquisition 144A sr. notes 12 1/2s, 2004                                                       761,250
          250,000  Foodmaker, Inc. sr. sub. notes 9 3/4s, 2002                                                        243,750
                                                                                                                 ------------
                                                                                                                    1,005,000

Retail  (1.3%)
-----------------------------------------------------------------------------------------------------------------------------
        2,500,000  Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon zero %
                   (12s, 5/1/98), 2005 ++                                                                           2,050,000
        1,250,000  K Mart Corp. med. term notes 7.55s, 2004                                                         1,036,188
          330,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                                                            349,800
          500,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                         528,750
          250,000  Specialty Retailers, Inc. sr. sub. notes 11s, 2003                                                 256,250
                                                                                                                 ------------
                                                                                                                    4,220,988

Specialty Consumer Products  (--%)
-----------------------------------------------------------------------------------------------------------------------------
           75,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                                                          79,500

Steel  (0.4%)
-----------------------------------------------------------------------------------------------------------------------------
        1,250,000  Ispat Mexicana, SA 144A notes 10 3/8s, 2001 (Mexico)                                             1,231,250

Supermarkets  (0.2%)
-----------------------------------------------------------------------------------------------------------------------------
          500,000  Ralphs Grocery sr. notes 10.45s, 2004                                                              506,875

Telecommunication  (2.5%)
-----------------------------------------------------------------------------------------------------------------------------
        1,180,000  American Communication Services, Inc. sr. disc. notes stepped-coupon zero %
                   (12 3/4s, 4/1/01), 2006 ++                                                                         625,400
          425,000  Brooks Fiber Propertities sr. disc. notes stepped-coupon zero % (10 7/8s,
                   3/1/01), 2006 ++                                                                                   261,375
          250,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                                    267,500
        1,312,000  GST Telecommunications,Inc. company guaranty stepped-coupon zero % (13 7/8s,
                   15/15/00), 2005 ++                                                                                 711,760
          770,000  Hyperion Telecommunication sr. disc. notes stepped-coupon Ser. B, zero % (13s,
                   4/15/01), 2003 ++                                                                                  477,400
          100,000  ICG Holding Inc. company guaranty stepped-coupon zero % (12 1/2s, 5/1/01),
                   2006 ++                                                                                             60,000
        2,960,000  ICG Holding Inc. sr. disc. notes stepped-coupon zero % (13 1/2s, 9/15/00),
                   2005 ++                                                                                          1,983,200
        1,000,000  Intermedia Communications of Florida, Inc. sr. disc. notes stepped-coupon
                   zero % (12 1/2s, 5/15/01), 2006 ++                                                                 625,000
          700,000  Intermedia Communications of Florida, Inc. sr. notes Ser. B, 13 1/2s, 2005                         801,500
          750,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                                       622,500
          750,000  Nextlink Communications sr. notes 12 1/2s, 2006                                                    768,750
          190,000  Omnipoint Corp. 144A sr. notes 11 5/8s, 2006                                                       197,600
          500,000  Teleport Communications Group Inc. sr. disc. notes stepped-coupon zero %
                   (11 1/8s, 7/1/01), 2007 ++                                                                         320,000
        1,300,000  Winstar Communications, Inc. sr. disc. notes stepped-coupon zero % (14s,
                   10/15/00), 2005 ++                                                                                 728,000
                                                                                                                 ------------
                                                                                                                    8,449,985

Textiles  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
          750,000  Foamex (L.P.) Capital Corp. sr. sub. deb. 11 7/8s, 2004                                            795,000
          500,000  Polysindo Inernational Eka company guaranty 13s, 2001 (Indonesia)                                  555,000
          395,000  Polysindo International Finance company guaranty 11 3/8s, 2006 (Indonesia)                         415,738
                                                                                                                 ------------
                                                                                                                    1,765,738
                                                                                                                 ------------
                   Total Corporate Bonds and Notes  (cost $109,846,701)                                          $113,758,421

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (27.7%)
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through Certificates  (22.9%)

                   Federal National Mortgage Association
           $6,407  1/2s, Dwarf, March 1, 2006                                                                           6,639
        5,257,112  8s, with various due dates from November 1, 2025 to June 1, 2026                                 5,303,119
       13,060,000  8s, TBA, October 16, 2026                                                                       13,174,275
       16,225,177  7 1/2s, with various due dates from January 1, 2026 to July 1, 2026                             16,032,426
       10,586,053  7s, with various due dates from April 1, 2023 to March 1, 2026                                  10,212,160
                   Government National Mortgage Association
       19,741,832  7 1/2s, with various due dates from December 15, 2023 to April 15, 2026                         19,503,550
       12,281,801  7s, with various due dates from July 15, 2025 to June 15, 2026                                  11,821,241
                                                                                                                 ------------
                                                                                                                   76,053,410
U.S. Treasury Obligations  (4.8%)
-----------------------------------------------------------------------------------------------------------------------------
        3,000,000  U.S. Treasury Bonds 10 3/4s, August 15, 2005                                                     3,796,860
                   U.S. Treasury Notes
        7,000,000  8 1/8s, February 15, 1998                                                                        7,193,620
        4,955,000  7s, July 15, 2006                                                                                5,057,965
                                                                                                                 ------------
                                                                                                                   16,048,445
                                                                                                                 ------------
                   Total U.S. Government and Agency Obligations  (cost $92,683,498)                              $ 92,101,855


FOREIGN GOVERNMENT BONDS AND NOTES  (21.5%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
AUD        1,570,000  Australia (Government of) bonds Ser. 803, 9 1/2s, 2003                                      $ 1,365,263
CAD        3,205,000  Canada (Government of) bonds 7s, 2006 (Canada)                                                2,329,732
CAD        7,455,000  Canada (Government of) deb. 8 3/4s, 2005                                                      6,092,976
DKK       26,330,000  Denmark (Government of) bonds 8s, 2003                                                        4,897,180
DKK        9,780,000  Denmark (Government of) bonds 7s, 2004                                                        1,708,662
FRF       19,120,000  France Treasury bill 7s, 2000                                                                 3,987,039
FRF       12,740,000  France Treasury bill 4 1/2s, 1998                                                             2,489,978
DEM        1,420,000  Germany (Federal Republic of) bonds 5 5/8s, 1998                                                964,203
DEM        5,820,000  Germany (Federal Republic of) bonds Ser. 118, 5 1/4s, 2001                                    3,873,638
DEM        2,570,000  Germany (Federal Republic of) bonds Ser. 96, 6 1/4s, 2006                                     1,703,784
DEM        5,375,000  Germany (Federal Republic of) bonds 7 3/8s, 2005                                              3,836,516
DEM        4,260,000  Germany ( FederalRepublic of) bonds 6 7/8s, 2005                                              2,945,685
ITL    4,765,000,000  Italy (Government of) bonds 9 1/2s, 2001                                                      3,313,291
ITL   12,500,000,000  Italy (Government of) bonds 9 1/2s, 2001                                                      8,671,224
USD          480,000  Poland (Government of) deb. 7 3/4s, 2000                                                        490,800
ZAR       16,750,000  South Africa (Republic of) bonds 12s, 2005                                                    3,147,316
ESP      701,900,000  Spain (Government of) deb. 10.1s, 2001                                                        6,031,834
SEK       14,900,000  Sweden (Government of) bonds 10 1/4s, 2000                                                    2,525,729
SEK       13,800,000  Sweden(Government of) deb. 6s, 2005                                                           1,910,400
GBP          855,000  United Kingdom government guaranty 9s, 2000                                                   1,426,763
GBP        2,560,000  United Kingdom Treasury bonds 8 1/2s, 2007                                                    4,226,860
GBP        1,435,000  United Kingdom Treasury bonds 6 3/4s, 2004                                                    2,144,008
GBP          720,000  United Kingdom Treasury notes 7 3/4s, 2006                                                    1,131,387
USD          397,000  US Dollar Certificate of Deposit (Issued by CSFP(Credit Suisse Financial
                      Products)The principal at redemption is linked to the bid
                      price for the Russian Ministry of Finance dollar denominated local bond.
                      2.5%, May 14, 1999                                                                              307,675
                                                                                                                 ------------
                      Total Foreign Government Bonds and Notes  (cost $70,994,477)                               $ 71,521,943

BRADY BONDS  (1.9%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
       $4,018,000  Argentina (Republic of) FRN 6.6563s, 2005                                                       $3,360,052
        3,400,000  Brazil (Republic of) FRN, ser. EI-L, 6.5s, 2006                                                  2,953,750
                                                                                                                 ------------
                   Total Brady Bonds  (cost $5,584,601)                                                           $ 6,313,802

UNITS  (1.9%) *
NUMBER OF UNITS                                                                                                         VALUE
-----------------------------------------------------------------------------------------------------------------------------
              600  Australis Media units stepped-coupon zero % (14s, 5/15/2000), 2003 (Australia) ++                $ 351,000
               95  Celcaribe S.A. 144A units stepped-coupon zero % (13 1/2s, 3/15/98), 2004 ++                      1,035,500
            1,735  Cellnet Data Systems Inc. units stepped-coupon zero % (13s, 6/15/00), 2005 ++                    1,353,300
              190  Cobblestone Holdings, Inc. 144A units zero %, 2004                                                  75,050
              475  Diva Systems Corp. 144A units stepped-coupon zero % (13s, 5/15/01), 2006 ++                        270,750
            1,100  Fitzgerald Gaming Co. units 13s, 2002                                                              836,000
              520  Interact Systems, Inc. 144A units stepped-coupon zero % (14s, 8/1/99), 2003 ++                     358,800
              245  International Wireless Communications units zero %, 2001                                           129,850
              615  RSL Communications Ltd. 144A units 12 1/4s, 2006                                                   615,000
              185  Sterling Chemical Holdings units stepped-coupon zero % (13 1/2s, 8/15/01), 2008 ++                 109,613
            1,100  Terex Corp. 144A units 13 3/4s, 2002                                                             1,157,750
              200  Wireless One Inc. units stepped-coupon zero % (13 1/2s, 8/1/01), 2006 ++                           108,500
                                                                                                                 ------------
                   Total Units  (cost $5,447,879)                                                                 $ 6,401,113

COMMON STOCKS  (1.6%) *
NUMBER OF SHARES                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
           12,730  Applause Enterprises, Inc.(acquired various dates from 1/17/89 to 6/7/89,
                   cost $3,340,795) +(double dagger)                                                                 $ 38,190
            2,955  Axia Holding Corp. 144A +                                                                           88,650
           12,062  Chesapeake Energy Corp. +                                                                          755,383
           39,603  Computervision Corp. +                                                                             346,526
           16,807  Elsinore Corp. +                                                                                     3,677
           10,000  Exide Corp.                                                                                        258,750
           53,023  Grand Union Co.(acquired 6/20/95, cost $1,711,961) +(double dagger)                                338,022
            3,770  IFINT Diversified Holdings 144A +                                                                  185,200
           35,327  Lady Luck Gaming Corp.(acquired 10/1/93, cost $29,100) +(double dagger)                             94,940
           20,110  Loehmanns' Holdings, Inc. +                                                                        485,279
           50,000  NEXTEL Communications, Inc. Class A +                                                              925,000
              464  PMI Holdings Corp. 144A +                                                                          102,080
              327  Premium Holdings L.P. +                                                                              8,175
           71,533  PSF Holding LLC Class A                                                                          1,072,995
           12,500  Southdown, Inc.                                                                                    307,813
           10,050  Specialty Foods Corp. +                                                                              5,025
            8,186  Total Renal Care Holdings                                                                          242,510
                                                                                                                 ------------
                   Total Common Stocks  (cost $9,321,924)                                                          $5,258,215

ASSET-BACKED SECURITIES  (1.0%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
       $1,096,000  Chemical Master Credit Card Trust Ser. 95-2, Class A, 6.23s, 2003                               $1,078,190
        2,255,000  Sears Credit Account Master Trust Ser. 95-5, Class A, 6.05s, 2004                                2,147,888
                                                                                                                 ------------
                   Total Asset-Backed Securities  (cost $3,376,359)                                                $3,226,078

PREFERRED STOCKS  (0.6%) *
NUMBER OF SHARES                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
            7,400  Cablevision Systems Ser. M, $11.125 dep. shs. pfd.                                                $721,500
            9,600  Diva Systems Corp. Ser. C, $6.00 pfd.                                                               84,000
           11,765  Fitzgeralds Gaming $3.75 pfd.                                                                      270,595
           37,000  SDW Hldgs Corp. 144A $3.50 pfd.                                                                  1,073,000
                                                                                                                 ------------
                   Total Preferred Stocks  (cost $2,038,826)                                                      $ 2,149,095

CONVERTIBLE BONDS AND NOTES  (0.4%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
         $164,000  GST Telecommunications, Inc. cv sr. disc. notes stepped-coupon zero %
                   (13 7/8s, 15/15/00), 2005++                                                                      $ 152,520
          900,000  Pricellular Wireless Corp. 144A cv. sub. notes stepped-coupon zero %
                   (10 3/4s, 8/15/00),2004 ++                                                                         855,000
          650,000  Winstar Communications. Inc. cv sr. disc. notes stepped-coupon zero %
                   (14s, 10/15/00), 2005 ++                                                                           416,000
                                                                                                                 ------------
                   Total Convertible Bonds and Notes  (cost $949,525)                                             $ 1,423,520

COLLATERALIZED MORTGAGE OBLIGATIONS  (0.9%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
       $1,000,000  Citicorp Mtge. Securities, Inc. Ser. 92-10 M, 8s, 2022                                         $ 1,006,250
          534,351  Resolution Trust Corp. Ser. 94-1 A2A, 7 3/4s, 2029                                                 535,520
        1,359,984  Resolution Trust Corp. Ser. 94-1 M1, 7.14s, 2029                                                 1,302,185
                                                                                                                 ------------
                   Total Collateralized Mortgage Obligations  (cost $2,659,572)                                   $ 2,843,955

PURCHASED OPTIONS OUTSTANDING  (0.2%) *
NUMBER OF                                                                                              EXPIRATION DATE/
CONTRACTS                                                                                              STRIKE PRICE     VALUE
-----------------------------------------------------------------------------------------------------------------------------
ITL  4,400,000,000  Italian Government Bonds Futures Contracts (Call)                                  Nov.96/119.6   $69,915
JPY  1,337,000,000  Japanese Government Bonds Futures Contracts (Call)                                 Nov.96/117.5   570,546
                                                                                                                 ------------
                   Total Purchased Options Outstanding  (cost $551,869)                                              $640,461

WARRANTS  (0.2%) * +
NUMBER OF WARRANTS                                                                                     EXPIRATION DATE  VALUE
-----------------------------------------------------------------------------------------------------------------------------
           32,500  Becker Gaming Corp. 144A                                                            11/15/00        $6,500
            6,825  Capital Gaming International, Inc.                                                  2/1/99             273
            1,387  Casino America, Inc.                                                                11/15/96           139
            7,860  Casino Magic Finance Corp.                                                          10/14/96            79
            1,150  Commodore Media 144A                                                                7/5/01         149,500
            1,500  Comunicacion Celular 144A (Colombia)                                                11/15/20        75,000
            1,200  County Seat Holdings, Inc.                                                          10/15/98         1,200
            9,999  Elsinore Corp.                                                                      10/8/98          1,000
              500  Fitzgerald Gaming Co. 144A                                                          3/15/99             50
              770  Hyperion Telecommunications 144A                                                    4/15/01          7,700
            9,768  Intelcom Group                                                                      9/15/03        151,404
              700  Intermedia Communications 144A                                                      6/1/00          28,000
            1,470  Louisiana Casino Cruises, Inc. 144A                                                 12/1/98         22,050
              750  NEXTEL Communications Inc.                                                          1/1/98              15
            1,840  Pagemart, Inc. 144A                                                                 12/31/03        15,180
            1,750  Payless Cashways, Inc.                                                              11/1/96              2
            1,400  Petracom Holdings, Inc.                                                             9/30/99          9,975
            3,700  Sdw Hldgs Corp. Senior B 144A                                                       4/1/04          48,100
               21  Telemedia Broadcasting Corp. 144A                                                   4/1/04          15,923
              100  Wright Medical Technology, Inc. 144A                                                6/30/03         13,030
                                                                                                                 ------------
                   Total Warrants  (cost $390,607)                                                                   $545,120

CONVERTIBLE  PREFERRED STOCKS  (0.2%) * (cost $700,000)
NUMBER OF SHARES                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
           28,000  Cablevision Systems Corp. Ser. I, $8.50 cv. pfd.                                                  $689,500

SHORT-TERM INVESTMENTS  (9.9%) * (cost $32,777,121)
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
      $32,772,000  Interest in $365,453,000 joint repurchase agreement dated September 30,
                   1996 with Goldman, Sachs and Co. due October 1,1996 with respect to various U.S. Treasury obligations -- maturity value of $32,777,121 for an effective yield of 5.625%
                                                                                                                   32,777,121
-----------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $337,322,959)***                                                      $339,650,199
-----------------------------------------------------------------------------------------------------------------------------

*                  Percentages indicated are based on net assets of $332,536,514.

*** The aggregate identified cost on a tax basis is $337,394,686, resulting in gross unrealized appreciation and depreciation of $16,281,165 and $14,025,652, respectively, or net unrealized appreciation of $2,255,513.

+                   Non-income-producing security.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(double dagger)    Restricted, excluding 144A securities, as to public resale.
                   The total market value of restricted securities held at
                   September 30, 1996 was $471,152 or less than 1% of
                   net assets.

(2 double daggers) Income may be received in cash or additional securities at the discretion of the issuer.

                   144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                   TBA after the name of a security represents to be announced securities (See Note 1).

-----------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 1996
(aggregate face value $52,990,845)

                                                                         Unrealized
                                     Aggregate Face      Delivery      Appreciation/
                      Market Value            Value          Date     (Depreciation)
-----------------------------------------------------------------------------------
Australian Dollars     $ 4,270,955      $ 4,268,837      12/18/96         $   2,118
British Pounds           2,928,140        2,923,633      12/18/96             4,507
Canadian Dollars           579,909          576,050      12/18/96             3,859
Deutschemarks           14,536,908       14,762,607      12/18/96          (225,699)
Euro Currency            1,757,293        1,777,724      12/18/96           (20,431)
French Franc             9,599,753        9,810,870      12/18/96          (211,117)
Italian Lira             1,658,076        1,662,001      12/18/96            (3,925)
Japanese Yen            16,508,576       17,043,919      12/18/96          (535,343)
Swedish Krona              165,252          165,204      12/18/96                48
-----------------------------------------------------------------------------------
                                                                          $(985,983)
-----------------------------------------------------------------------------------

Forward Currency Contracts to Sell at September 30, 1996
(aggregate face value $61,579,964)

                                                                       Unrealized
                            Market   Aggregate Face      Delivery      Appreciation/
                             Value            Value          Date     (Depreciation)
-----------------------------------------------------------------------------------
Canadian Dollars       $ 1,082,889      $ 1,078,209      12/18/96          $ (4,680)
Danish Krone             3,793,295        3,875,187      12/18/96            81,892
Deutschemarks           17,704,141       17,926,116      12/18/96           221,975
French Francs            6,263,666        6,414,305      12/18/96           150,639
Italian Lira             5,681,504        5,675,175      12/18/96            (6,329)
Japanese Yen            17,680,662       17,925,944      12/18/96           245,282
Spanish Peseta           2,300,850        2,317,000      12/18/96            16,150
Swedish Krona            2,128,796        2,131,828      12/18/96             3,032
Swiss Francs             4,164,153        4,236,200      12/18/96            72,047
-----------------------------------------------------------------------------------
                                                                           $780,008
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996

Assets
------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $337,322,959) (Note 1)                     $339,650,199
------------------------------------------------------------------------------------------------------------
Cash                                                                                                 255,455
------------------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                          5,458,583
------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                    13,244,880
------------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                       806,054
------------------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                                   1,038,380
------------------------------------------------------------------------------------------------------------
Total assets                                                                                     360,453,551

Liabilities
------------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                              1,929,517
------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                  23,599,193
------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                         623,492
------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                            60,489
------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                           6,150
------------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                        1,012,029
------------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                        639,143
------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                47,024
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                 27,917,037
------------------------------------------------------------------------------------------------------------
Net assets                                                                                      $332,536,514

Represented by
------------------------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                                         356,695,640
------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                         (1,968,520)
------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions (Note 1)          (24,289,437)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in foreign currencies        2,098,831
------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                       $332,536,514

Computation of net asset value
------------------------------------------------------------------------------------------------------------
Net asset value per share ($332,536,514 divided by 38,737,138 shares)                                  $8.58
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1996

Investment Income:
------------------------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $57,143)                                                   $27,602,851
------------------------------------------------------------------------------------------------------------
Dividends                                                                                            206,521
------------------------------------------------------------------------------------------------------------
Total investment income                                                                           27,809,372

Expenses:
------------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                   2,479,579
------------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                       409,785
------------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                     14,758
------------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                      12,383
------------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                               19,280
------------------------------------------------------------------------------------------------------------
Registration fees                                                                                        934
------------------------------------------------------------------------------------------------------------
Auditing                                                                                              63,160
------------------------------------------------------------------------------------------------------------
Legal                                                                                                 30,850
------------------------------------------------------------------------------------------------------------
Postage                                                                                              190,571
------------------------------------------------------------------------------------------------------------
Exchange listing fees                                                                                 34,008
------------------------------------------------------------------------------------------------------------
Other                                                                                                  7,106
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                     3,262,414
------------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                           (60,421)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                       3,201,993
------------------------------------------------------------------------------------------------------------
Net investment income                                                                             24,607,379
------------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                   6,730,795
------------------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                                  87,232
------------------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                                                  (494,540)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign currencies during the year          272,679
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                                           807,211
------------------------------------------------------------------------------------------------------------
Net gain on investments                                                                            7,403,377
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                             $32,010,756
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                                             Year ended
                                                                                                             September 30
                                                                                                    1996                  1995
------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                        $24,607,379           $26,125,369
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                      6,323,487            (8,566,768)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in foreign currencies    1,079,890            16,501,196
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          32,010,756            34,059,797
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                                   (23,973,364)          (19,003,541)
------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                          (318,440)           (5,547,437)
------------------------------------------------------------------------------------------------------------------------------
Shares repurchased(Note 4)                                                                    (1,917,095)              (70,000)
------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                   5,801,857             9,438,819
------------------------------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                            326,734,657           317,295,838
------------------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment income
of $1,968,520 and $2,958,512 respectively)                                                  $332,536,514         $ 326,734,657
------------------------------------------------------------------------------------------------------------------------------
Number of fund shares
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                                       38,995,338            39,005,338
------------------------------------------------------------------------------------------------------------------------------
Shares repurchased                                                                              (258,200)              (10,000)
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                                             38,737,138            38,995,338
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                             Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                                                  1996                 1995                 1994
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $8.38                $8.13                $8.91
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                                              .63                  .67                  .62
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments             .19                  .21                 (.71)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   .82                  .88                 (.09)
------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders:
------------------------------------------------------------------------------------------------------------------
From net investment income                                        (.61)                (.49)                (.55)
------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                  --                   --                   --
------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                               --                   --                 (.06)
------------------------------------------------------------------------------------------------------------------
From return of capital                                            (.01)                (.14)                (.08)
------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.62)                (.63)                (.69)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $8.58                $8.38                $8.13
------------------------------------------------------------------------------------------------------------------
Market value, end of period                                     $7.500               $7.375               $7.250
------------------------------------------------------------------------------------------------------------------
Total investment return at market value (%)(a)                   10.34                10.90                (5.57)
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $332,537             $326,735             $317,296
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                     .99                 1.03                  .92
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)          7.44                 8.24                 7.18
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          232.90               219.63               204.92
------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                 Year ended September 30
--------------------------------------------------------------------------------------------------------------
                                                                             1993                 1992
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.71                $8.16
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income                                                         .68                  .74
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .29                  .63
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .97                 1.37
--------------------------------------------------------------------------------------------------------------
Less distributions to shareholders:
--------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.68)                (.74)
--------------------------------------------------------------------------------------------------------------
In excess of net investment income                                           (.09)                  --
--------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --
--------------------------------------------------------------------------------------------------------------
From return of capital                                                         --                 (.08)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.77)                (.82)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.91                $8.71
--------------------------------------------------------------------------------------------------------------
Market value, end of period                                                $8.375               $8.500
--------------------------------------------------------------------------------------------------------------
Total investment return at market value (%)(a)                               7.89                21.13
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $347,620             $339,871
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .96                  .98
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     7.83                 8.76
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     237.63               134.43
--------------------------------------------------------------------------------------------------------------

(a) Total investment return does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30,1995 and thereafter includes amounts paid through expense offset arrangements (Note 2).




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. government sector, high-yield sector and international sector.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.



The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under Security valuation above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $24,218,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                   Expiration
--------------------------------------------
   $14,419,000            September 30, 1999
     7,035,000            September 30, 2003
     2,764,000            September 30, 2004

J) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include losses on wash sale transactions, realized and unrealized gains and losses on forward foreign currency contracts, currency gains and losses on foreign bonds, post October loss deferrals, market discount, interest on payment-in-kind securities, amortization of bond premium and defaulted bond interest. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1996, the fund reclassified $355,977 to decrease distributions in excess of net investment income and $366,714 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments of $10,737. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates:
0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $60,421 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $880 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

Note 3
Purchase and sales of securities

During the year ended September 30, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $338,118,816 and $340,636,533, respectively. Purchases and sales of U.S. government obligations aggregated $389,332,617 and $429,094,526, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                          Contract      Premiums
                           Amounts      Received
----------------------------------------------------
Written options
outstanding at
beginning of year       $7,740,000       $33,282
----------------------------------------------------
Options opened          16,600,000        53,950
----------------------------------------------------
Options closed         (24,340,000)      (87,232)
----------------------------------------------------
Written options
outstanding at
end of year             $       --       $    --
----------------------------------------------------

Note 4
Share Repurchase
Program

In November 1994, the Trustees authorized the fund to repurchase up to 1,950,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended September 30, 1996, the fund repurchased 258,200 shares for $1,917,095, which reflects a discount from net asset value of $264,505 or 12.1%.

Dividend Policy

It is the fund's dividend policy to pay monthly distributions from net investment income and any net realized short-term gains (including gains from options and futures transactions). Long-term capital gains are distributed at least annually. In an effort to maintain a more stable level of distributions, the fund's monthly distribution rate will be based on Putnam Management's projections of net investment income and net realized short-term capital gains that the fund is likely to earn over the long term.

At the time of each distribution, shareholders are furnished Putnam Management's current estimate of the sources of such distribution. These estimates are subject to adjustment depending on investment results for the fund's entire fiscal year. Final information regarding such matters is furnished to shareholders in the fund's annual reports and in tax information provided following the end of each calendar year.



Results of July 11, 1996 shareholder meeting (Unaudited)

A meeting of shareholders of the fund was held on July 11, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                          Votes
                              Votes for                 withheld

Jameson Adkins Baxter         35,511,252                1,030,034
Hans H. Estin                 35,530,685                1,010,601
John A. Hill                  35,537,577                1,003,709
Elizabeth T. Kennan           35,511,635                1,029,651
Lawrence J. Lasser            35,511,604                1,029,682
Robert E. Patterson           35,536,457                1,004,829
Donald S. Perkins             35,528,960                1,012,326
William F. Pounds             35,518,939                1,022,347
George Putnam                 35,505,658                1,035,628
George Putnam, III            35,489,129                1,052,157
Eli Shapiro                   35,447,146                1,094,140
A.J.C. Smith                  35,518,541                1,022,745
W. Nicholas Thorndike         35,509,402                1,031,884

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 35,603,303 votes for, and 352,486 votes against, with 585,497 abstentions and broker non-votes.

A proposal to convert the fund from closed-end to open-end status and authorize certain related amendments to the Agreement and Declaration of Trust was defeated as follows: 5,510,613 votes for, 16,580,228 votes against, with 14,450,445 abstentions and broker non-votes.



Federal tax information
(Unaudited)

For the year ended September 30, 1996, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Coopers & Lybrand L.L.P.


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Neil J. Powers
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Mark J. Siegel
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern time for up-to-date information about the fund's NAV.

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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28353-074      11/96